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                                                                    EXHIBIT 10.1

                  FOURTEENTH AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.

                  THIS FOURTEENTH AMENDMENT, dated as of January 5, 2006 (the "Amendment"), further amends the Amended and Restated Agreement of Limited Partnership Agreement (as amended to date, the "Partnership Agreement") of BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND
                                   ----------

               A. Pursuant to the Partnership Agreement, Brandywine Realty Trust (the "General Partner"), as the general partner of the Partnership, has the power and authority to issue additional Partnership Interests to persons on such terms and conditions as the General Partner may deem appropriate.

               B. The General Partner, pursuant to the exercise of such power and authority and in accordance with the Partnership Agreement, has determined to execute this Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership pursuant to the OP Merger pursuant to, and as defined in, the Agreement and Plan of Merger dated as of October 3, 2005 among the General Partner, the Partnership, Prentiss Properties Trust, Prentiss Properties Acquisition Partners, L.P. and the other signatories thereto.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. The Partnership Agreement is hereby amended to reflect the admission as a Limited Partner on the date hereof of the Persons set forth on Schedule A attached hereto (the "Admitted Partners") and the ownership by such Persons of the number of Class A Units listed opposite each Person's name on Schedule A. Attached as Schedule B is a list of the Partners of the Partnership prior to the admission of the Admitted Partners, together with the number and class of Partnership Interests owned by such partners.

                  2. The Partnership Interests issued hereby shall constitute Class A Units under the Partnership Agreement.

                  3. By execution of this Amendment to the Partnership Agreement by the General Partner, the Admitted Partners agree to be bound by each and every term of the Partnership Agreement as amended from time to time in accordance with the terms of the Partnership Agreement.




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                  4. On the date of this Amendment, each of the Admitted
Partners shall execute and deliver to Brandywine Realty Trust an Irrevocable Proxy coupled with an Interest in the form set forth on Exhibit 1 hereto attached.

                  5. Except as expressly set forth in this Amendment to the Partnership Agreement, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                  6. This Amendment may be executed in any number of counterparts which, when taken together, shall constitute one and the same amendment. Any or all counterparts may be executed by facsimile.

























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                  IN WITNESS WHEREOF, this Amendment to the Partnership
Agreement has been executed and delivered as of the date first above written.

                                  GENERAL PARTNER:
                                  ---------------

                                  BRANDYWINE REALTY TRUST


                                  BY: /s/ Gerard H. Sweeney
                                      ------------------------------------------
                                          Gerard H. Sweeney
                                          President and Chief Executive Officer























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                  IN WITNESS WHEREOF, this Amendment to the Partnership
Agreement has been executed and delivered as of the date first above written.



                               ADMITTED PARTNERS:
                               -----------------

                                         /s/ Thomas F. August
                                         ---------------------------------------
                                         Thomas F. August

                                         /s/ Michael V. Prentiss
                                         ---------------------------------------
                                         Michael V. Prentiss

                                         Prentiss Credit Shelter Trust

                                         By: /s/ Dennis J. DuBois
                                             -----------------------------------
                                             Name: Dennis J. DuBois
                                             Trustee

                                         August Family Investments, Ltd.

                                         By: /s/ Thomas F. August
                                            ------------------------------------

                                         /s/ Dennis J. DuBois
                                         ---------------------------------------
                                         Dennis J. DuBois

                                         /s/ Steven A. Stattner
                                         ---------------------------------------
                                         Steven A. Stattner

                                         Newport National Corporation

                                         By: /s/ Scott R. Brusseau
                                            ------------------------------------
                                                 Name: Scott R. Brusseau
                                                 President


                                         The F.M. (Bruce) Brusseau Trust

                                         By: /s/ F.M. (Bruce) Brusseau
                                             -----------------------------------
                                                 Name: F.M. (Bruce) Brusseau
                                                 Trustee

                                         /s/ Jeffrey A. Brusseau
                                         ---------------------------------------
                                         Jeffrey A. Brusseau

                                         /s/ Scott R. Brusseau
                                         ---------------------------------------
                                         Scott R. Brusseau


                                         /s/ Kenneth L. Hatfield
                                         ---------------------------------------
                                         Kenneth L. Hatfield





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                                        /s/ D. Kent Dahlke
                                        ----------------------------------------
                                        D. Kent Dahlke

                                        /s/ James J. Gorman
                                        ----------------------------------------
                                        James J. Gorman

                                        /s/ Michael G. Tombari
                                        ----------------------------------------
                                        Michael G. Tombari

                                        The Jon Q. Reynolds and Ann S. Reynolds
                                        Family Trust

                                        By: /s/ Jon Q. Reynolds
                                            ------------------------------------
                                                Name: Jon Q. Reynolds
                                                Trustee

                                        /s/ Christopher J. Knauer
                                        ----------------------------------------
                                        Christopher J. Knauer


                                        The Revocable Trust Declaration of
                                        Thomas K. Terrill and Susan Jean Terrill

                                        By: /s/ Thomas K. Terrill
                                            ------------------------------------
                                                Name: Thomas K. Terrill
                                                Trustee


                                        The David A. Brown Family Trust

                                        By: /s/ David A. Brown
                                            ------------------------------------
                                                Name: David A. Brown
                                                Trustee

                                        The Judith B. Brown 1992 Trust

                                        By: /s/ Judith B. Brown
                                            ------------------------------------
                                                Name: Judith B. Brown
                                                Trustee


                                        The Redford Family Trust

                                        By: /s/ Milton D. Redford
                                            ------------------------------------
                                                Name: Milton D. Redford
                                                Trustee


                                        /s/ C. Thomas Martz
                                        ----------------------------------------
                                        C. Thomas Martz



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                                        The Peter M. Reynolds and Christina A.
                                        Reynolds Family Trust

                                        By: /s/ Peter M. Reynolds
                                            ------------------------------------
                                                Name: Peter M. Reynolds
                                                Trustee

                                        /s/ Tara Lynne Brown
                                        ----------------------------------------
                                        Tara Lynne Brown

                                        /s/ Karen Leigh Brown
                                        ----------------------------------------
                                        Karen Leigh Brown

                                        The Reynolds Family Partners

                                        By: /s/ Jon Q. Reynolds, Jr.
                                            ------------------------------------
                                                Name: Jon Q. Reynolds, Jr.
                                                Title: General Partner

                                        /s/ Kristen Ann Brown
                                        ----------------------------------------
                                        Kristen Ann Brown






















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                                   EXHIBIT "1"
                             TO FOURTEENTH AMENDMENT

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with the terms of this Agreement; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this ___ day of ____________, _____

                                       _________________________________________